Exhibit 10.1
FIRST AMENDMENT TO
RESTRICTED STOCK UNIT GRANT

WHEREAS, on April 7, 2006 (the “Grant Date”), Frontier Oil Corporation (the “Company”) granted to the undersigned   Restricted Stock Units (“RSUs”) pursuant to the terms of Section 6(e) of the Amended and Restated Frontier Oil Corporation 1999 Stock Plan (the “Plan”) and the grant agreement with the undersigned dated April 7, 2006 (the “Award”);

WHEREAS, pursuant to section 7(iii) of the Plan, the Committee is authorized to make adjustments to the terms and conditions of any Award upon the occurrence of certain unusual or nonrecurring events and pursuant to section 7(ii) of the Plan, the Committee may amend any Award; provided, however, that such amendment shall not reduce the benefit to the Participant without the consent of the Participant; and

WHEREAS, in connection with the stock dividend with respect to the Common Stock of the Company that occurred on June 26, 2006, the Committee has determined that it is necessary or advisable to amend the Award to clarify the Company’s intent with respect to stock dividends;

NOW, THEREFORE, the Award is hereby amended as follows:

Effective as of April 7, 2006, the second sentence of Section 5 of the Award shall be amended to read as follows:

“As of each date that stock dividends are paid with respect to Common Stock, to the extent that Grantee has any outstanding RSUs credit to his RSU Account, Grantee shall have additional RSUs credited to his RSU Account equal to the number of shares distributed per share of Common Stock, multiplied by the number of RSUs credit to Grantee’s RSU Account as of the payment date of such dividend.”

All capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

Executed this 31st of July, 2006.

“COMPANY”

FRONTIER OIL CORPORATION

By: _____________________________

Printed Name: _____________________________

Title: _____________________________

Accepted and agreed to on this ____ day of ____________, 2006.

“GRANTEE”

By: _____________________________

Printed Name: _____________________________